SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

                UNIVIEW TECHNOLOGIES CORPORATION
        (Name of Registrant as Specified In Its Charter)

                              None
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules l4a-6(i)(4) and
     0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act  Rule 0-11(a)(2) and identify the filing for which the offsetting
      fee was  paid  previously.   Identify  the previous  filing  by
      registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                    UNIVIEW TECHNOLOGIES CORPORATION

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  To Be Held December 9, 1999

To the Shareholders of UNIVIEW TECHNOLOGIES CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of uniView Technologies Corporation, a Texas corporation, (the
"Company"), will be held at 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248, on December 9, 1999, at 4:30 P.M., Texas time, for the following purposes:

     1. Election of directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

     2. Ratification of the appointment of Grant Thornton LLP as independent auditors for the Company for fiscal year ending June 30, 2000.

     3.   Approval of the Company's 1999 Equity Incentive Plan.

     4. Ratification of stock options granted to employees and directors.

     5. Transaction of such other business as may properly come before the meeting or any postponements or adjournments thereof (the "Annual Meeting.")

     Only those Shareholders of record at the close of business on October 29, 1999 will be entitled to receive notice of, and vote at the meeting.

     Your attention is called to the enclosed Proxy Statement.

                              By Order of the Board of Directors,

                              /s/ Billy J. Robinson

                              Billy J. Robinson
                              Secretary

Dallas, Texas
November 5, 1999

                    UNIVIEW TECHNOLOGIES CORPORATION
                       10911 Petal Street
                      Dallas, Texas  75238
                         (214 503-8880
                   _________________________

                        PROXY STATEMENT
                   _________________________

                 Annual Meeting of Shareholders
                        December 9, 1999

                          INTRODUCTION

     This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders of uniView Technologies Corporation (the "Company") on or about November 9, 1999, in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248, on December 9, 1999, at 4:30 P.M., Texas time, and any postponement or adjournment thereof.

     Our Annual Report on Form 10-K, without exhibits, accompanies this Proxy Statement. We will furnish a copy of any exhibit upon payment of our reasonable expenses in furnishing such exhibit. Requests for a copy of any exhibit should be addressed to: Investor Relations, uniView Technologies Corporation, 10911 Petal Street, Dallas, Texas 75238.

                       PROXY SOLICITATION

     When proxies in the accompanying form are properly executed and returned, the shares that they represent will be voted at the Annual Meeting in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted FOR the election of the nominees for director named in the proxy and FOR all proposals. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy in accordance with their judgment on those matters. The persons named as proxies in the accompanying form of proxy were selected by the Board of Directors.

     Any shareholder giving a proxy has the power to revoke it at any time by written notice given to and received by the Secretary of the Company prior to the Annual Meeting, or any postponement or adjournment thereof, or upon request if the shareholder is present at the Annual Meeting and chooses to vote in person. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy and return it promptly in the accompanying envelope in order to be sure that your shares will be voted at the Annual Meeting.

     The Company is making the solicitation of proxies and will bear the expense. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by telephone, telecopy, telegraph or in person. No additional compensation will be paid to such persons for the solicitation of proxies. To solicit proxies, we also will request the assistance of banks, brokerage houses and other custodians, nominees and fiduciaries and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies.

               VOTING SECURITIES AND RECORD DATE

     Only holders of record of shares of our common stock, $0.10 par value, (the "Common Stock") as of the close of business on October 29, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 19,653,935 shares of Common Stock issued and outstanding.
The Common Stock is the only class of our voting securities issued and outstanding. Each shareholder of record in this class at the close of business on the Record Date is entitled at the Annual Meeting to one vote for each share of Common Stock held. As provided in our Articles of Incorporation, there is no cumulative voting.

                SECURITY OWNERSHIP OF MANAGEMENT
                 AND CERTAIN BENEFICIAL OWNERS

     The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of the Common Stock, as of the Record Date, by our directors, by our executive officers named in the table under "Summary Compensation Table," by a shareholder known to us to own beneficially more than 5% of the outstanding shares of the Common Stock , and by all of our directors and executive officers as a group. Each of the persons listed in the following table has sole voting and investment power as to all shares indicated except as set forth in the notes to the table.

                                      Number of Shares
     Name and Address                 Amount and Nature          Percent
     of Beneficial Owner              of Beneficial Ownership    of Class

5% Beneficial Owners

     Geneva Reinsurance Company, Ltd.     3,141,290(1)            13.78%
     P.O. Box 1561
     Zephyr House, Mary Street
     Grand Cayman, British West Indies

Directors
     Patrick A. Custer                      759,040(2)             3.77%
     Edward M. Warren                       135,250(3)             0.68%
     Billy J. Robinson                      339,139(4)             1.70%
     Bernard S. Appel                       120,000(5)             0.61%

Executive Officers

     Patrick A. Custer                      759,040(2)             3.77%
     Billy J. Robinson                      339,139(4)             1.70%

All Directors and Executive
     Officers as a Group                  1,809,879(6)             8.58%

(1) Common shares issuable upon conversion of debenture and convertible note.

(2) Includes 17,500 shares owned outright by Mr. Custer; 435,000 shares issuable to Mr. Custer upon exercise of vested Employee Stock Options; 261,830 shares held of record by Custer Company, Inc., a family trust, over which Mr. Custer exercises voting control; 20,000 shares issuable to Custer Company, Inc. upon exercise of warrants; 23,750 shares owned by his wife; 940 shares held by his wife for the benefit of his minor daughter; and 10 shares each held by Mr. Custer for the benefit of his two sons.

(3) Includes 20,250 shares owned outright, and 115,000 shares issuable to Mr. Warren upon exercise of vested stock options.

(4) Includes 17,889 shares owned outright, and 321,250 shares issuable to Mr. Robinson upon exercise of vested Employee Stock Options.

(5) Includes 5,000 shares owned outright, and 115,000 shares issuable to Mr. Appel upon exercise of vested stock options.

(6) Includes 1,353,429 shares beneficially owned by all directors. Also includes 6,695 shares owned outright, and 222,610 shares issuable to Mr. Park upon exercise of vested Employee Stock Options. Also includes 5,895 shares owned outright, and 221,250 shares issuable to Mr. O'Mara upon exercise of vested Employee Stock Options.

                          ELECTION OF DIRECTORS

     Four directors are to be elected at the Annual Meeting to hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. All of the nominees are currently directors of the Company.

     The Board of Directors' nominees for the office of director are as follows:

Name                     Age       Position Held With the Company

Patrick A.  Custer*       50       Chairman of the Board,
                                   President and Chief Executive Officer

Billy J. Robinson         51       Director, Vice President,
                                   Secretary and General Counsel

Edward M. Warren*         58       Director

Bernard S. Appel*         67       Director
____________________
* Member of the Audit Committee.

Nominees for Director

     Patrick A. Custer, 50, is the Chairman of the Board, President and Chief Executive Officer. Mr. Custer served as a director from 1984 to 1985, and from 1987 until the present. He served as President and Chief Executive Officer from 1984 to 1985 and from September 1992 until the present. From 1986 until 1990, Mr. Custer was an international business consultant for Park Central Funding (Guernsey), Ltd. From 1978 until 1982, Mr. Custer was a general securities principal and worked for a major brokerage firm as a corporate finance specialist and was owner of his own brokerage firm. He was responsible for structuring and funding IPO's, real estate, energy companies, and numerous high-tech start-up companies. Mr. Custer's technical experience includes engineering and management positions with Texas Instruments and Honeywell. Mr. Custer is a graduate of Texas Tech University in Finance and Management, with additional studies in Electrical Engineering and master studies in Finance.

     Edward M. Warren, 58, has been a director since September 1992. Since 1980, he has been the Registered Principal and Branch Manager for a major securities firm in Albany, New York. He is also a Financial Consultant, having presented numerous financial seminars over the years throughout eastern New York and western New England. He is also a co-founder of the Coronado Group, through which he has in the past provided professional services to the financial community, such as the analysis of economic and market conditions, review of financial products, exchange of marketing ideas, and continuing evaluation and recommendation of asset allocation models. Mr. Warren received his undergraduate degree from Williams College and holds a Master of Arts degree from Harvard University.

     Billy J. Robinson, 51, has been a director since March 1994. He has also served as Vice President/ General Counsel since October 1993, and as Secretary since June 1994. Mr. Robinson has over twenty years legal experience, representing banks and other financial institutions, with a concentration in commercial transactions. Mr. Robinson is admitted to practice before the United States Supreme Court, the United States District Court for the Northern District of Texas and the District of New Mexico, and is licensed to practice before all state courts in Texas and New Mexico. Mr. Robinson is a certified Mediator in the State of Texas and is the author of the 1994-95 Real Estate Law Correspondence Course for the Texas Tech University Paralegal Certification Program.

     Bernard S. Appel, 67, has been a director since February 1995. He has enjoyed a career of 34 years with Radio Shack, holding every key merchandising and marketing position, culminating with his promotion to president in 1984. In 1992 he was promoted to Chairman of Radio Shack and Senior Vice President of Tandy Corporation. Since July 1993, Mr. Appel has operated the private consulting firm of Appel Associates.

Executive Officers

     Thomas W. (Bill) Park, 64, has been Vice President and Chief
Operating Officer of various subsidiaries of the Company since October 3, 1994. He is responsible for securing strategic technology partners to ensure leading-edge product design and manufacturing of uniView products and the uniView Xpressway systems and services. He has in the past managed annual sales in excess of $250 million, both domestic and abroad.
Mr. Park has a dynamic breadth of experience in manufacturing, quality assurance, engineering, product development and customer service. Mr.
Park enjoyed a career of 29 years with Curtis Mathes Corporation ("CMC"), before leaving in August, 1993 for a position as Vice President of Benelec Corporation, an international trading company dealing in electronics, medical supplies, and other products. From August, 1993 until his return to the company in 1994, Mr. Park continued to make his knowledge and experience available to CMC as a consultant. During his career with CMC, he served in various positions with the company, beginning as an Office Manager/ Cost Accountant in 1964 and culminating as Executive Vice President in 1985, in which capacity he served until 1993. Mr. Park has traveled extensively and maintains valuable business contacts in Europe and Asia.
He holds a Bachelor of Business Administration degree in Finance from the University of Texas.

     Thomas P. O'Mara, 39, joined the Company in August, 1996, and in April, 1997 was promoted to Vice President/ Sales and Marketing of all operating subsidiaries of the Company, bringing with him more than 14 years of experience in the consumer electronics industry. Mr. O'Mara is responsible for the sales, marketing and advertising strategy for uniView's set-top box applications, and the uniView Xpressway, the Company's Internet-access system and on-line service. In addition, Mr. O'Mara has applied his broad technology expertise in the actual development, design and execution of the uniView technology. He also supervises corporate marketing and communications, channel partner programs, and strategic alliance programs. Prior to joining the Company, Mr. O'Mara spent 13 years with Pioneer Electronics, during which time he was directly involved in sales and marketing aspects for the majority of all of Pioneer's consumer electronics products. Mr. O'Mara received a bachelor of business administration degree in accounting from LaSalle University (Philadelphia, Pa.).

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the 1934 Act ("Section 16(a)"), requires our directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("10% Owners") to file reports of beneficial ownership of our securities and changes in such beneficial ownership with the Securities and Exchange Commission ("Commission"). Directors, executive officers and 10% Owners are also required by rules promulgated by the Commission to furnish us with copies of all forms they file pursuant to Section 16(a).

     Based solely upon a review of the copies of the forms filed pursuant to Section 16(a) furnished to us, or written representations that no year-end Form 5 filings were required for transactions occurring during fiscal year ended June 30, 1999, we believe that during the fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% Owners were complied with.

Nominations for Election to the Board of Directors

     We do not have a nominating committee, The Board of Directors considers persons who would be eligible or desirable for membership on the Board of Directors and potential nominees are solicited. We obtain information with respect to all such potential nominees which the Board of Directors evaluates and then decides who to nominate for the position of director.

Meetings and Committees of the Board of Directors

     During fiscal year ended June 30, 1999, all Board action was taken by unanimous consent of the Directors, except for action taken in meetings attended by all directors held on July 25, 1998, October 16, 1998, November 25, 1998, March 19, 1999, and May 13, 1999.

     The Audit Committee reviews the scope and results of our annual audit, receives any suggestions from the independent auditors concerning improvements in our accounting practices and procedures, and reviews other professional services furnished by the independent auditors. The Audit Committee is currently comprised of Patrick A. Custer, Edward M. Warren, and Bernard S. Appel. This committee met once during the last fiscal year to review and approve the independent auditors' report for fiscal year ended June 30, 1998. The members also consulted on an ongoing basis and as necessary during the last fiscal year.

            COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

     The following table summarizes the compensation paid over the last three completed fiscal years to our Chief Executive Officer and any other executive officer who received compensation of $100,000 or more during the fiscal year ended June 30, 1999.



                                                               Long Term Compensation
                           Annual Compensation                 Awards                       Payouts

(a)               (b)      (c)       (d)      (e)              (f)          (g)             (h)      (i)

                                                                                                     All
                                                                                                     Other
Name and          Year                        Other            Restricted   Securities      LTIP     Compen-
Principal         Ended                       Annual           Stock        Underlying      Payouts  sation
Position          Jun. 30  Salary($) Bonus($) Compensation($)  Award(s)($)  Options/SARs(#)  ($)      ($)
Patrick A. Custer 1999     184,728     -0-     12,000            -0-          -0-            -0-       -0-
  Chairman of the 1998     170,000     -0-     12,000            -0-         15,000          -0-       -0-
  Board and CEO   1997     151,310    11,200   12,000            -0-         40,000          -0-       -0-

Billy J. Robinson 1999     135,722     -0-      7,500            -0-          -0-            -0-       -0-
  Vice President, 1998     125,000     -0-     27,500           18,177       15,000          -0-       -0-
  General Counsel 1997     110,481    11,200   27,500           43,625       15,000          -0-       -0-

           Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

     The following table shows aggregate exercises of options (or tandem stock appreciation rights) and freestanding stock appreciation rights during the fiscal year ended June 30, 1999 by each of the named executive officers.

(a)                (b)          (c)       (d)                 (e)

                                          Number of
                                          Securities          Value of
                                          Underlying          Unexercised
                                          Unexercised         In-the-Money
                                          Options/SARs at     Options/SARs at
                                          FY-End (#)(1)       FY-End ($)(1)(2)
Name and           Shares       Value
Principal          Acquired     Realized  Exercisable (E)/    Exercisable/
Position           on Exercise  ($)(1)    Unexercisable (U)   Unexercisable
--------           -----------  ------    -----------------   -------------
Patrick A. Custer
  Chairman of the                            35,000 (E)          --
  Board and CEO         --        --         15,000 (U)          --

Billy J. Robinson
  Vice President,                            21,250 (E)          --
  General Counsel       --        --          8,750 (U)          --

(1)  The Company has not made any grants of SARs.
(2) On June 30, 1999 the options were not considered "in-the-money," as the fair market value of the underlying securities on that date ($2.25) did not exceed the exercise price of the options.

Compensation of Directors

     None of the inside directors are paid compensation as such, except for services performed in another capacity, such as an executive officer. The outside directors are paid $500 per meeting, plus their expenses for attending Board of Director meetings. During fiscal 1999, we additionally granted each of the two outside directors stock options to purchase 50,000 shares of Common Stock. The options have a five year life, vested immediately and are priced at the average closing bid price of the Common Stock, as reported by NASDAQ, for the five (5) trading days immediately preceding the date of grant. The exercise price of the options is $1.83 per share and the market price of the Common Stock on the date of grant, July 25, 1998, was $1.84 per share.

Compensation Committee Interlocks and Insider Participation

     Mr. Custer and Mr. Robinson participated in advising our Board of Directors concerning certain aspects of executive officer compensation during the last completed fiscal year. Mr. Custer is our Chairman of the Board, President and Chief Executive Officer; and Mr. Robinson is Vice President, Secretary, General Counsel, and a Director.

Board of Directors Report on Executive Compensation

Executive Compensation

     We have structured our executive compensation program within our financial framework with a goal of attracting and retaining high-quality executive talent. The executive compensation program consists generally of base salary and employee benefits. We review our compensation programs periodically and compare our pay practices with other similar companies and with companies staffed with similarly-skilled executives. During the first fiscal quarter of each year, we review salary increases for the current year and, considering our financial performance and each executive officer's perceived contribution to that performance, salaries are set accordingly.

Chief Executive Officer

     For the year ended June 30, 1999, Mr. Custer received $196,728 for his services as President and Chief Executive Officer. The factors we considered in setting his compensation include Mr. Custer's leadership in restructuring the Company, his contribution to our strategic focus and financial positioning, and included a consideration of his responsibilities, experience, and skills.
          Patrick A. Custer (Chairman)       Edward M. Warren
          Bernard S. Appel                   Billy J. Robinson

     The foregoing report is not incorporated by reference in any prior or future filings of the Company under the Securities Act of 1933, as amended (the "1933 Act"), or under the Securities Exchange Act of 1934, as amended (the "1934 Act"), unless we specifically incorporate the report by reference and the report shall not otherwise be deemed filed under such Acts.

Performance Graph

     The following graph compares total stockholder returns of the Company ("uniView") since June 30, 1994 to two indices: (1) the "NASDAQ Market Index ("NASDAQ");" and (2) the aggregate price performance of equity securities of companies classified under North American Industry Classification System (NAICS) code 541512 for Computer Systems Design Services ("MG Group").

     The total return shown for our stock and for each index assumes the reinvestment of dividends, even though dividends have never been declared on our stock. The NASDAQ Market Index tracks the aggregate price performance of equity securities of companies traded on the NASDAQ Stock Market. The MG Group Index tracks the aggregate price performance of equity securities of companies traded on the various exchanges, including the NASDAQ Stock Market, which are grouped under NAICS code 541512 for Computer Systems Design Services.

     The graph should be viewed in the context of the disposition of subsidiary Southwest Memory, Inc. during fiscal year ended June 30, 1995, the curtailment of the commodity consumer electronics business operations of subsidiary Curtis Mathes Corporation during fiscal year ended June 30, 1996, the introduction during fiscal year ended June 30, 1997 of our technologically advanced Internet access uniView products and uniView Xpressway Online Service, and the addition during fiscal year ended June 30, 1998 of system integration, technical support and network consulting to its comprehensive array of interactive business solutions with the acquisition of Network America, Inc. Accordingly, the graph may not necessarily indicate our future performance.

         6/30/94   6/30/95  6/30/96   6/30/97  6/30/98   6/30/99

uniView   100.00     22.02    44.00     28.99     6.91      7.20

MG Group  100.00    130.16   172.30    159.57   200.99    213.23

NASDAQ    100.00    117.28   147.64    177.85   235.75    330.37

     The foregoing graph is not incorporated in any prior or future filings of the Company under the 1933 Act or the 1934 Act, unless we specifically incorporate the graph by reference, and the graph shall not otherwise be deemed filed under such Acts.

                     INDEPENDENT PUBLIC ACCOUNTANTS

     Grant Thornton LLP has been appointed to serve as our principal accountant for the current year, subject to ratification of such appointment by the shareholders. A representative of Grant Thornton LLP is expected to be present at the shareholders meeting and will have an opportunity to make a statement if they desire to do so and are expected also to be available to respond to appropriate questions. Grant Thornton LLP has served as the Company's independent public accountants since December 1998.

     King Griffin & Adamson P.C. served as our principal accountant for the fiscal year ended June 30, 1998. A representative of King Griffin & Adamson, P.C. is not expected to be present at the shareholders meeting. The client-auditor relationship between the Company and King Griffin & Adamson P.C. ended, with the approval of our audit committee, as of December 1, 1998. The change resulted from our desire to move to a larger firm.

     During our two most recent fiscal years and the subsequent interim period preceding termination of the relationship, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Although unrelated to the change, the former accountant's report on our financial statements for fiscal year 1998 contained an opinion that was qualified concerning our ability to continue as a going concern. The former accountant was provided with a copy of the above disclosures and was requested to furnish us with a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. The former accountant's letter was filed as an exhibit to our Current Report on form 8-K dated December 1, 1998.

                THE COMPANY'S 1999 EQUITY INCENTIVE PLAN

     Our Board of Directors has adopted the Company's 1999 Equity Incentive Plan (the "Plan") and directed that the Plan be submitted to our shareholders for approval. The Plan will become effective only if our shareholders approve the Plan at the annual meeting. A copy of the Plan is attached as Exhibit A to this Proxy Statement and the following description of the plan is qualified in its entirety by reference to Exhibit A.

     The purpose of the Plan is to further and promote the interests of the Company and our shareholders by enabling us to attract, retain and motivate officers, directors and employees, and to align the interests of such individuals with our shareholders. To do this, the Plan offers equity-based incentive awards and opportunities to provide such individuals with a proprietary interest in maximizing our growth, profitability and overall success.

     The Plan provides the authority to issue Common Stock and options to purchase Common Stock ("Awards") up to a maximum of four and one-half million (4,500,000) shares of Common Stock. If any Awards granted under the Plan terminate, expire or are surrendered without vesting or having been exercised in full, the number of shares of Common Stock not purchased or vested shall again be available for grant. If the number of outstanding shares of Common Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares or other similar transaction, the aggregate number of shares of Common Stock subject to the Plan, the maximum number of shares that may be granted to a Participant, or the number or kind of shares subject to Awards will be appropriately and proportionately adjusted by the Committee.

     The Plan will be administered by the Committee, which is required to be composed of two or more outside directors and which determines the grantees and the terms of all options. During all periods in which a Committee is not in existence the Board shall administer the Plan, and the term "Committee" shall refer to the Board during such periods. The Committee has the exclusive authority to determine the Participants to whom awards may be granted, the time or times such award may be granted and to determine the amount and the terms and conditions of the award made to each participant. The Committee is also authorized to interpret and administer the Plan, establish, amend and revoke rules and regulations relating to the Plan, determine the terms and conditions to which awards are subject and make all determinations in connection with the Plan as it may deem necessary or appropriate. Except as prohibited by law or as is impermissible to obtain desired treatment under applicable law or rule, the Committee is permitted to allocate or delegate all or any portion of its powers and responsibilities to any one or more of its members or to any person(s).

     All directors and employees of the Company and its subsidiaries or other affiliates will be eligible to participate in the Plan. The Company is unable to determine the number of individuals who are likely to participate in the Plan; however, it is likely that Awards will be made to directors and executive officers of the Company. An Award either
(a) enables the Participant to purchase shares of Common Stock at a specified exercise price, or (b) enables the Participant to receive an outright grant of shares of Common Stock, subject to vesting periods. No Participant may be granted during the term of the Plan Awards to receive more than two million (2,000,000) shares of Common Stock.

     Incentive stock options ("ISOs") and non-qualified stock options ("NQOs") may be granted under the Plan. The exercise price per share of an ISO may not be less than the fair market value of the Common Stock at the time the option is granted. No ISO shall be granted to any employee who owns more than 10% of the combined total voting power of all classes of stock of the Company or any Subsidiary. The exercise price per share of an NQO will be set from time to time by the Committee. "Fair market value" is generally the closing sales price of the Common Stock on The Nasdaq Stock Market. On October 25, 1999, the closing sales price of the Common Stock was $1.41 per share. In order to obtain the shares, a Participant must pay the full exercise price to the Company at the time of exercise, together with an amount equal to any taxes required to be withheld in connection with such exercise. In the discretion of the Committee, the exercise price may be paid in any combination of cash and/or Common Stock, valued at the "fair market value" of such shares on the date of the Participant's notice of exercise. Such additional or different procedures or requirements for the exercise of options may be established from time to time by or as directed by the Committee. No person may be granted ISOs under the Plan that are first exercisable during any calendar year for shares having an aggregate fair market value as of the date of grant of more than $100,000 or such other amount as may be specified in the Internal Revenue Code.

     Subject to earlier termination as described in the Plan, any unvested Awards and vested but unexercised options and will terminate automatically upon the earlier of (i) ninety (90) days following the cessation of the employment of the Participant by the Company for any reason other than death or disability or, as to Awards received as a director, ninety (90) days following the cessation of service as a director of the Company other than by reason of death or disability; (ii) the date which is one year following the date on which the Participant's service with the Company (as an employee or a director, as applicable) ceases due to death or disability; (iii) the date of expiration or termination of the Award determined by the Committee at the time the Award is granted; and (iv) the tenth (10th) annual anniversary date of the granting of the option. The Committee has the discretion to extend the expiration of any Awards held by an Participant whose service with the Company as an employee or director has ceased for any reason to a date up to the end of their original terms. Except as otherwise determined by the Committee, no option may be assigned or transferred either voluntarily or by operation of law, other than by will or the laws of descent and distribution.

     ISOs are intended to qualify for favorable Federal income tax treatment under Section 422 of the Internal Revenue Code. A Participant will not realize any income, nor will the Company be entitled to a deduction, at the time an ISO is granted or exercised. If a Participant does not dispose of the shares acquired on the exercise of an ISO within one year after the transfer of such shares to him or within two years from the date the ISO was granted to him, for Federal income tax purposes, the difference between the exercise price and the amount realized upon the sale of the shares by the Participant will be treated as long-term capital gain or loss. Except in the case of a disposition following the death of a Participant and certain other very limited exceptions, if the stock acquired pursuant to an ISO is not held for the minimum periods described above, the excess of the fair market value of the stock at the time of exercise over the amount paid for the stock generally will be taxed as ordinary income to the Participant in the year of disposition. The Company is entitled to a deduction for Federal income tax purposes at the time and in the amount of which income is taxed to the Participant as ordinary income by reason of the sale of stock acquired upon the exercise of an ISO.

     A Participant will not realize any income at the time a NQO is granted, nor will the Company be entitled to a deduction at that time. Upon exercise of a NQO, the Participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares to which the NQO pertains. In the discretion of the Committee, the Participant may authorize the Company to withhold shares of stock to satisfy the Participant's tax withholding liability incurred on exercise of the option. The Company will be entitled to a tax deduction in an amount of ordinary income realized by the Participant.

     With certain exceptions, Section 162(m) of the Internal Revenue Code limits the deduction to the Company for compensation paid to the Chief Executive Officer of the Company or any one of the other four highest paid executive officers who are employed by the Company on the last day of the Company's taxable year. However, compensation paid to such individuals will not be subject to such deduction limit if it is considered "qualified performance-based compensation" (within the meaning of Section 162(m)). We have structured the Plan with the intention that compensation resulting from Awards granted under the plan will be so qualified and deductible without regard to the limitations otherwise imposed by Section 162(m).

     Except as otherwise provided in an Award Agreement, if a Change of Control of the Company occurs (a) all Stock Options then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control and (b) all restrictions, terms and conditions applicable to all Restricted Stock then outstanding shall be deemed lapsed and satisfied as of the date of the Change of Control. Unless otherwise provided in an employment agreement or an Award Agreement, a "Change in Control" under the Plan means (i) the acquisition by an individual, entity or group of beneficial ownership of 20% or more of either (a) the shares of the Common Stock, or (b) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); (ii) individuals who, as of the day after the first annual meeting of the Company's shareholders following the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; (iii) approval by the shareholders of the Company of a reorganization, merger or consolidation of the Company; (iv) approval by the shareholders of the Company of (a) a complete liquidation or dissolution of the Company, or (b) the sale or other disposition of all or substantially all of the assets of the Company.

     Under certain circumstances, accelerated vesting of Awards granted to a Participant under the Plan in connection with a "Change in Control" of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute payment provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the Participant would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.

     The Plan will terminate on October 24, 2009. The Board of Directors may amend or revise the Plan, provided that, if and to the extent required by applicable law or rule, any such amendment is subject to shareholder approval.

     The benefits or amounts that will be received by or allocated to Participants under the Plan are not presently determinable; the timing, terms and numbers of future Awards granted to Participants will be left to the discretion of the Committee.

     The Board of Directors recommends a vote "FOR" approval of the Plan.

                      RATIFICATION OF STOCK OPTIONS

     In order to continue to promote the interests of the Company and our shareholders by providing an incentive to retain and motivate our directors and key employees, our Board of Directors has, subject to shareholder approval, granted non-statutory stock options to certain directors and key officers and employees of the Company. We believe these stock options more closely align the interests of these persons with our shareholders and provide such individuals with an increased proprietary interest in maximizing our growth, profitability and overall success. We are therefore seeking shareholder ratification of the issuance of the following stock options:

* On September 21, 1999, our Board of Directors granted non-statutory stock options to four key officers and employees of the Company, to vest upon the sale or change in control of the Company or upon the completion of a merger or acquisition by the Company. The options have a five year life and cover an aggregate of 1,100,000 shares of Common Stock at an exercise price of $1.83 per share. The market price of the Common Stock on the date of grant was $1.78 per share.

* On September 21, 1999, the Board granted each of the Company's two outside directors non-statutory stock options to purchase 50,000 shares of Common Stock. The options have a five year life, vest immediately and are priced at 85% of the average closing sale price of the Common Stock, as reported by NASDAQ, for the five (5) trading days immediately preceding the date of grant. The exercise price of the options is $1.68 per share and the market price of the Common Stock on the date of grant was $1.78 per share.

* On July 25, 1998, the Board granted each of the Company's two outside directors non-statutory stock options to purchase 50,000 shares of Common Stock. The options have a five year life, vest immediately and are priced at the average closing bid price of the Common Stock, as reported by NASDAQ, for the five (5) trading days immediately preceding the date of grant. The exercise price of the options is $1.83 per share and the market price of the Common Stock on the date of grant was $1.84 per share.

* On April 15, 1998, the Board granted non-statutory stock options to each of its two outside directors and four key officers and employees of the Company, to vest in increments over approximately eighteen months. The options have a five year life and cover an aggregate of 75,000 shares of Common Stock at an exercise price of $2.30 per share. The market price of the Common Stock on the date of grant was $2.50 per share.

     The following table and the notes thereto set forth certain information with respect to the foregoing stock options.

                           Stock Option Grants

                                        Number of Shares of Common
     Name   and  Position               Stock  Underlying  Stock Options

Executive Group
     Patrick A. Custer, Chairman of the Board          415,000(1)
     of Directors, President and Chief
     Executive Officer

     Billy J. Robinson, Vice President,                315,000(2)
     Secretary and General Counsel,
     Director

     Thomas W. Park, Vice President and                215,000(3)
     Chief Operating Officer of
     significant subsidiaries

     Thomas P. O'Mara, Vice President,                 215,000(4)
     Sales & Marketing of
     significant subsidiaries

Non-Executive Director Group
     Edward M. Warren                                  107,500(5)
     Bernard S. Appel                                  107,500(6)

Non-Executive Officer Employee Group                         0

(1) Non-statutory stock options to purchase 400,000 shares of Common Stock at $1.83 per share, granted on September 21, 1999; market price on the date of grant was $1.78 per share. Non-statutory stock options to purchase 15,000 shares of Common Stock at $2.30 per share, granted on April 15, 1998; market price on the date of grant was $2.50 per share.

(2) Non-statutory stock options to purchase 300,000 shares of Common Stock at $1.83 per share, granted on September 21, 1999; market price on the date of grant was $1.78 per share. Non-statutory stock options to purchase 15,000 shares of Common Stock at $2.30 per share, granted on April 15, 1998; market price on the date of grant was $2.50 per share.

(3) Non-statutory stock options to purchase 200,000 shares of Common Stock at $1.83 per share, granted on September 21, 1999; market price on the date of grant was $1.78 per share. Non-statutory stock options to purchase 15,000 shares of Common Stock at $2.30 per share, granted on April 15, 1998; market price on the date of grant was $2.50 per share.

(4) Non-statutory stock options to purchase 200,000 shares of Common Stock at $1.83 per share, granted on September 21, 1999; market price on the date of grant was $1.78 per share. Non-statutory stock options to purchase 15,000 shares of Common Stock at $2.30 per share, granted on April 15, 1998; market price on the date of grant was $2.50 per share.

(5) Non-statutory stock options to purchase 50,000 shares of Common Stock at $1.68 per share, granted on September 21, 1999; market price on the date of grant was $1.78 per share. Non-statutory stock options to purchase 50,000 shares of Common Stock at $1.83 per share, granted on July 25, 1998; market price on the date of grant was $1.84 per share. Non-statutory stock options to purchase 7,500 shares of Common Stock at $2.30 per share, granted on April 15, 1998; market price on the date of grant was $2.50 per share.

(6) Non-statutory stock options to purchase 50,000 shares of Common Stock at $1.68 per share, granted on September 21, 1999; market price on the date of grant was $1.78 per share. Non-statutory stock options to purchase 50,000 shares of Common Stock at $1.83 per share, granted on July 25, 1998; market price on the date of grant was $1.84 per share. Non-statutory stock options to purchase 7,500 shares of Common Stock at $2.30 per share, granted on April 15, 1998; market price on the date of grant was $2.50 per share.

     The Board of Directors recommends a vote "FOR" ratification of the stock options.

                        QUORUM AND REQUIRED VOTE

     A majority of the issued and outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. An affirmative vote of the holders of a majority of the shares entitled to vote on, and that voted for or against or expressly abstained with respect to, a particular matter, present in person or represented by proxy, shall decide any question brought before such meeting. Voting will be by written ballot.

     Under Texas law and under our Articles of Incorporation and Bylaws, shares of the Common Stock represented in person or by proxy at the Annual Meeting which abstain from voting on any matter are considered as being represented at the Annual Meeting and entitled to vote on that matter. Such shares are therefore counted for the purpose of establishing a quorum but they are not counted for the purpose of establishing a minimum number of votes required to approve any matter. Only those shares voted for or against or which expressly abstained with respect to a particular matter are counted in the vote on that matter.
As a result, such an abstention from voting has no effect on the voting on any particular matter. "Broker non-votes" and proxies that simply withhold the authority to vote are not considered as being represented at the Annual Meeting and are therefore not counted in establishing a quorum.

               DATE OF SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal for action at the next annual meeting of shareholders must forward a copy of such proposal to our Corporate Secretary. We must receive any such proposal for inclusion in our proxy statement and form of proxy relating to that meeting by July 12, 2000. Shareholder proposals may be excluded from our proxy statement pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, provided certain conditions are met.

                              OTHER MATTERS

     We do not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with their own judgment on such matters.

     ALL PROXIES IN THE ACCOMPANYING FORM PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY SHAREHOLDERS. IF NO DIRECTION IS GIVEN, SUCH PROXIES PROPERLY EXECUTED WILL BE VOTED "FOR" ALL NOMINEES AND "FOR" ALL PROPOSALS SET FORTH HEREIN.

                                   By Order of the Board of Directors,

                                   /s/ Billy J. Robinson

                                   Billy J. Robinson
                                   Secretary
November 5, 1999
Dallas, Texas


                                                                 EXHIBIT A

                    UNIVIEW TECHNOLOGIES CORPORATION

                       1999 EQUITY INCENTIVE PLAN


     1. Purpose. The purpose of the uniView Technologies Corporation 1999 Equity Incentive Plan (the "Plan") is to further and promote the interests of uniView Technologies Corporation (the "Company"), its affiliates and its shareholders by enabling the Company and its affiliates to attract, retain and motivate officers, directors and employees, and to align the interests of such individuals with the Company's shareholders. To do this, the Plan offers equity-based incentive awards and opportunities to provide such individuals with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its affiliates.

     2. Definitions. In addition to any other defined terms herein, the following terms shall have the meanings set forth below when used in this
Plan:

"Award" means an award or grant made to a Participant under Sections 6 and/or 7 of the Plan.

"Award Agreement" means the agreement executed by a Participant pursuant to Sections 3.2 and 15.6 of the Plan in connection with the granting of an Award.

"Board" means the Board of Directors of the Company, as constituted from time to time.

"Code" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

"Committee" means the Compensation Committee of the Board.

"Common Stock" means the Common Stock, par value $.10 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

"Company" means uniView Technologies Corporation, a Texas corporation, or any successor corporation to uniView Technologies Corporation

"Disability" means disability as defined in the Participant's then effective employment agreement, or if the Participant is not then a party to an effective employment agreement with the Company, "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the foregoing sentence, at any time that the Company does not maintain a long-term disability plan, "Disability" shall mean disability which, at least six months after its commencement, is determined to be total and permanent by a physician mutually selected by the Company and the Participant (or the Participant's legal representative).

"Exchange Act" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

"Fair Market Value" means on, or with respect to, any given date, the closing sale price of the Common Stock on such date (or, if the Common Stock was not traded on such date, then the next preceding day on which the Common Stock was traded) as reported on the NASDAQ composite tape or, if the Common Stock is not traded on such exchange, as reported on any other national securities exchange on which the Common Stock may be traded. If the Common Stock is trading Over-The-Counter (OTC), the "fair market value" will be the average between the closing bid and asked price for the stock on the relevant date.

"Incentive Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be, and is specifically designated as, an "incentive stock option" within the meaning of Section 422 of the Code.

"Non-employee Director" means a member of the Board who qualifies, at all relevant times, as an "Outside Director" under Section 162 (m) of the Code and as a "Non-employee Director" under Rule 16b-3 promulgated under the Exchange Act.

"Non-Qualified Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award
Agreement) that is not an Incentive Stock Option.

"Parent(s)" means any corporation (other than the Company) in an unbroken chain of corporations including and ending with the Company, if each of such corporations, other than the Company, owns, directly or indirectly, fifty percent (50%) or more of the voting stock of one of the other corporations in such chain.

"Participant" means an officer, director or employee of the Company or any Subsidiary who is selected by the Committee under Section 5 to receive an Award under the Plan.

"Plan" means the uniView Technologies Corporation 1999 Equity Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

"Restricted Stock" means the restricted shares of Common Stock granted pursuant to the provisions of Section 7 of the Plan and the relevant Award Agreement.

"Retirement" means retirement from active employment with the Company and its Subsidiaries on or after the normal retirement date specified in the Company's qualified retirement plans or such other date as approved in writing by the Committee for the purposes of this Plan.

"Stock Option(s)" means a Non-Qualified Stock Option and/or an Incentive Stock Option.

"Subsidiary(ies)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, fifty percent (50%) or more of the voting stock in one of the other corporations in such chain.

     3.   Administration.

          3.1. The Committee. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who qualify to administer the Plan as Non-employee Directors. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee. During all periods in which a Committee is not in existence the Board shall administer the Plan, and the term "Committee" shall refer to the Board during such periods.

          3.2. Plan Administration and Plan Rules. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and form as the Committee shall determine,
(c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect or technical omission or reconciling any technical inconsistency, in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.
Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The foregoing provisions of this Section 3.2 notwithstanding, the Committee may not exercise discretion to increase the amount of compensation payable pursuant to the Plan contrary to the requirements for qualified performance based compensation under Section
162 (m) of the Code.

          3.3. Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

     4.   Term of Plan/Common Stock Subject to Plan.

          4.1. Term. The Plan shall terminate on October 24, 2009, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

          4.2. Common Stock. The maximum number of shares of Common Stock in respect for which Awards may be granted under the Plan, subject to adjustment as provided in Section 12 of the Plan, shall be 4.5 million (4,500,000) shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company and which are being held as treasury shares.
No fractional shares of Common Stock shall be issued under the Plan, unless the Committee determines otherwise. No Participant may receive over the term of the Plan Awards to acquire more than 2 million (2,000,000) shares of Common Stock.

          4.3. Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section
4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under
Section 6 of the Plan and the number of shares of Common Stock issued or subject to potential issuance under grants of Restricted Stock pursuant to Section 7 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, canceled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards;
provided, however, that forfeited Awards shall not again be available for Awards under the Plan if the Participant received, directly or indirectly, any of the benefits of ownership of the securities of the Company underlying such Award, including, without limitation, the right to receive dividend or dividend equivalent payments, as described in Sections 7.5 and 9 of the Plan.

     5. Eligibility. Participants eligible for Awards under the Plan shall consist of officers, directors and employees of the Company and/or its Subsidiaries.

     6.    Stock Options.

          6.1. Terms and Conditions. Stock options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options.
Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

          6.2. Grant. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan. Incentive Stock Options shall be granted solely to Participants who are employees. Notwithstanding the above, no Incentive Stock Options shall be granted to any employee who owns more than 10% of the combined total voting power of all classes of stock of the Company or any Parent or Subsidiary.

          6.3. Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option.

          6.4. Term. The term of each Stock Option shall be such period of time as is fixed by the Committee at the time of grant; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years after the date immediately preceding the date on which the Incentive
Stock Option is granted.

          6.5. Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price by any method that is approved by the Committee and that will cause the shares to be issued to be fully paid and non-assessable, including without limitation payment in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the terms of the relevant Award Agreement and applicable law, by delivery of, alone or in connection with a partial cash or instrument payment, shares of Common Stock already owned by the Participant.

               6.5.1. The Committee may, in Award Agreements, permit a Participant or the Participant's heirs or other legal representatives (to the extent entitled to exercise the Stock Option under the terms of this
Plan), in lieu of purchasing the entire number of shares subject to purchase pursuant to such Option, the right to relinquish all or any part of the unexercised portion of the Option (such portion of the Option relinquished being hereinafter referred to as the "Relinquished Option") for a number of whole shares of Common Stock equal to the product of (i) the number of shares of Common Stock subject to the Relinquished Option and (ii) a fraction, the numerator of which is the excess of (A) the current Fair Market Value per share of Common Stock covered by the Relinquished Option over (B) the Option Price of such Relinquished
Option, and the denominator of which is the then current Fair Market
Value per share of such Common Stock. No fractional shares of Common
Stock will be issued pursuant to the exercise of Relinquished Options. Rather, cash equal to the fractional amount of such share multiplied by the fair market value per share will be paid to the Participant, subject to the federal income and other tax withholding requirements of Section
15.1 hereof. The Committee shall have discretion to determine the terms upon which Stock Options shall be relinquishable, subject to the applicable provisions of the Plan. Outstanding Award Agreements may be amended, if necessary, to permit relinquishment.

               6.5.2. The Committee may, in Award Agreements, also permit Participants (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage "cashless exercise" arrangement, selected by and approved of in all respects in advance by the Committee, and use the proceeds from such sale as payment of the exercise price of such Stock Options. Payment instruments shall be received by the Company subject to collection.

               6.5.3. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes.

          6.6. Date of Exercise. A Stock Option may be exercised during its specified term as provided in the Award Agreement, provided that no option granted under the Plan will be exercisable until shareholder approval of the Plan has been obtained.

     7.   Restricted Stock.

          7.1. Terms and Conditions. Grants of Restricted Stock shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Stock may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Restricted Stock to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Stock grant made to any Participant. With respect to each Participant receiving an Award of Restricted Stock, there shall be issued a stock certificate (or certificates) in respect of such shares of Restricted Stock. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend referring to certain terms, conditions and restrictions applicable to such Award:

     The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the uniView Technologies Corporation Equity Incentive Plan and an Award Agreement entered into between the registered owner hereof and uniView Technologies Corporation. Copies of such Plan and Award Agreement are on file in the office of the Secretary of uniView Technologies Corporation, and uniView Technologies Corporation will furnish to the recordholder of the certificate, without charge, upon written request at its principal place of business a copy of such Plan and Award Agreement.

Such stock certificate evidencing such shares shall be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

          7.2. Restricted Stock Grants. A grant of Restricted Stock is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time.

          7.3. Restriction Period. In accordance with Sections 7.1 and 7.2 of the Plan, Restricted Stock shall only become unrestricted and vest in the Participant in accordance with such vesting schedule relating to the restriction applicable to such Restricted Stock, if any, as the Committee may establish at the time of the Award in the relevant Award Agreement
(the "Restriction Period"). Notwithstanding the immediately preceding sentence, in no event shall the Restriction Period expire until shareholder approval of the Plan has been obtained. During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Stock or a portion thereof, as the case may be, as provided in Section 7.4 of the Plan.

          7.4. Payment of Restricted Stock Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Stock, a new certificate, without the legend set forth in Section 7.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant.
7.5. Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock received under a grant of Restricted Stock, all of the rights of a shareholder of the Company, including, without limitation, the right to vote the shares and to receive any cash dividends. Stock dividends issued with respect to such Restricted Stock shall be treated as additional Restricted Stock grants and shall be subject to the same restrictions and other terms and conditions that apply to the shares of Restricted Stock with respect to which such stock dividends are issued.

     8. Deferral Elections. The Committee may permit a Participant to elect to defer receipt of any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise or settlement of any Award under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of dividend equivalents in respect of deferrals credited in shares of Common Stock.

     9.   Dividend Equivalents.  In addition to the provisions of Section
7.5 of the Plan, Awards of Stock Options may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

     10.  Termination of Employment.

          10.1. General. Subject to the terms and conditions of Section 13 of the Plan, if, and to the extent that, the terms and conditions under which an Award may be exercised or settled after a Participant's termination of employment for any particular reason shall not have been set forth (a) in the Participant's employment agreement, if any, or (b) in the relevant Award Agreement, by and as determined by the Committee in its sole discretion, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, contained in such employment agreement and/or Award Agreement:

               10.1.1. Except as otherwise provided in this Section 10.1.1, if a Participant's employment with the Company and its Subsidiaries is terminated for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options, if any, shall terminate ninety (90) days after the date of such termination and thereafter the Participant (and such Participant's estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Stock Options. The Committee, in its sole discretion, may determine that such Participant's Stock Options (other than Incentive Stock Options), if any, to the extent exercisable immediately prior to any termination of employment (other than a termination due to death, Retirement or Disability), may remain exercisable for an additional specified time period after such ninety (90) day period expires (subject to any other applicable terms and provisions of the Plan (and any rules or procedures thereunder) and the relevant Award Agreement). If any termination of employment is due to Retirement or Disability, a Participant shall have the right, subject to the applicable terms and provisions of the Plan (and any rules or procedures thereunder) and the relevant Award Agreement, (a) to exercise Non-Qualified Stock Options, if any, at any time within one year following such termination due to Retirement or Disability (to the extent such Participant was entitled to exercise any such Awards immediately prior to such termination) and (b) to exercise Incentive Stock Options, if any, at any time within ninety
     (90) days following a termination due to Retirement and one year following a termination due to Disability (to the extent such Participant was entitled to exercise any such Awards immediately prior to such termination). If any Participant dies while entitled to exercise a Stock Option, if any, such Participant's estate, designated beneficiary or other legal representative, as the case may be, shall have the right, subject to the applicable provisions of the Plan (and any rules or procedures thereunder) and the relevant Award Agreement, to exercise such then exercisable Stock Options, if any, at any time within one year from the date of such Participant's death (but in no event more than one (1) year from the date of such Participant's termination due to Retirement or Disability, except, in the case of Incentive Stock Options, in no event more than ninety (90) days from the date of such Participant's termination due to Retirement). The foregoing notwithstanding, nothing in this Section 10.1.1 shall permit the exercise of a Stock Option after the expiration of its term.

               10.1.2. If a Participant's employment with the Company and its Subsidiaries is terminated for any reason (including, without limitation, Disability, Retirement or death) prior to the actual or deemed (under Section 13 of the Plan) satisfaction and/or lapse of the restrictions, terms and conditions applicable to a grant of Restricted Stock, such Restricted Stock shall immediately be canceled and the Participant (and such other Participant's estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock.

     11. Non-transferability of Awards. Except as may otherwise be provided in an Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, pledged, disposed of or otherwise hypothecated or encumbered by a Participant or any beneficiary hereof or thereof, except by testamentary disposition or the laws of descent and distribution. No such interest shall be subject to seizure for the payment of the Participant's (or any beneficiary's) debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of the Participant's (or any beneficiary's) bankruptcy or insolvency. During the lifetime of a Participant Stock Options are exercisable only by the Participant.

     12.  Changes in Capitalization and Other Matters.

          12.1. No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary as a result of any such action.

          12.2. Recapitalization Adjustments. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common
Stock for which Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be sold or awarded to any Participant, the number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards.

          12.3. Reorganizations. The foregoing provisions of Section 12 notwithstanding, the following provisions of Section 12 shall control, where applicable except as may otherwise be provided in an Award
Agreement:

               12.3.1. If the Company shall at any time participate in a reorganization of a type described in Section 424(a) of the Code and in which (A) either (1) the Company is not the surviving entity, or (2) the Company is the surviving entity and the shareholders of Common Stock are required to exchange their shares for property and/or securities, and (B) the shareholders of the Company prior to such reorganization hold less than 50% of the Company or surviving entity after such reorganization, the Company shall give the Participants written notice of any such proposed reorganization on or before thirty (30) days before such reorganization, and any outstanding Stock Options shall be fully vested and exercisable after receipt of such notice and prior to such reorganization in full for all of the shares of Common Stock covered by the Stock Options; provided, however, either the Participant or the Company may make the exercise of outstanding Stock Options after Participant's receipt of such notice effective only immediately prior to the consummation of such reorganization. To the extent not exercised prior to such reorganization, the Stock Options shall expire on the occurrence of such reorganization. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a reorganization for the foregoing purposes. Notwithstanding the foregoing, the provisions of this Section shall be subject to Section 6.4.

               12.3.2. In the event of the proposed dissolution or liquidation of the Company, the Stock Options granted hereunder shall terminate as of a date to be fixed by the Board, provided that not less than thirty (30) days'prior written notice of the date so fixed shall be given to the Participants, all Stock Options held by the Participants shall be fully vested and the Participants shall have the right, during the period of thirty (30) days preceding such termination, to exercise their Stock Options in full for all of the shares of Common Stock covered by the Stock Options; provided, however, either the Participant or the Company may make the exercise of the outstanding Stock Options after Participant's receipt of such notice effective only immediately prior to the consummation of such dissolution. Notwithstanding the foregoing, the provisions of this Section shall be subject to Section 6.4 and shall be subject to Section 12.3.1 if the optionee received notice under Section
     12.3.1 at a time earlier than the notice provided for herein.

     13.  Change of Control.

          13.1. Acceleration of Awards Vesting. Except as otherwise provided in an Award Agreement if a Change of Control of the Company occurs
(a) all Stock Options then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control and (b) all restrictions, terms and conditions applicable to all Restricted Stock then outstanding shall be deemed lapsed and satisfied as of the date of the Change of Control.

          13.2. Payment After Change of Control. Within thirty (30) days after a Change of Control occurs, the holder of an Award of Restricted Stock shall receive a new certificate for such shares without the legend set forth in Section 7 of the Plan.

          13.3. Change of Control. Unless otherwise provided in an employment agreement or an Award Agreement, "Change of Control" shall mean:

               13.3.1. The acquisition, after the Effective Date (as defined in Section 15.10 of the Plan), by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (a) the shares of the Common Stock, or (b) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (y) any acquisition by any corporation if, immediately following such acquisition, more than 80% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation (entitled to vote generally in the election of directors), is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities; or

               13.3.2. Individuals who, as of the day after the first annual meeting of the Company's shareholders following the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the day after the first annual meeting of the Company's shareholders following the Effective Date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then serving and comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

               13.3.3. Approval by the shareholders of the Company of a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who where the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 80% of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

               13.3.4. Approval by the shareholders of the Company of (a) a complete liquidation or dissolution of the Company, or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a Subsidiary, by the Company.

     14.  Amendment, Suspension and Termination.

          14.1. In General. The Plan and any Awards granted under it will terminate if shareholder approval is not received for the Plan within twelve (12) months after adoption of the Plan by the Board. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary; provided, however, that no such amendment shall, without shareholder approval (a) except as provided in Section 12 of the Plan, materially increase the number of shares of Common Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, (c) materially increase the benefits accruing to Participants under the Plan, or (d) extend the termination date of the Plan. No such amendment, suspension or termination shall (x) materially adversely affect the rights of any Participant under any outstanding
Stock Options or Restricted Stock Awards, without the consent of such Participant, or (y) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from (i) the exemption provided by Rule 16b-3, promulgated under the Exchange Act, or any successor rule or regulation to such Rule 16b-3, as such rule is applicable from time to time, or (ii) the benefits provided under Section 422 of the Code, or any successor thereto.

          14.2. Award Agreements. The Committee may amend or modify at any time and from time to time any outstanding Stock Options or Restricted Stock grants, in any manner to the extent that the Committee would have had the authority under the Plan to initially determine the restrictions, terms and provisions of such Stock Options and/or Restricted Stock grants, including, without limitation, to change the date or dates as of which such Stock Options may be exercised. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.

     15.  Miscellaneous.

          15.1. Tax Withholding. With respect to any Award the Company shall have the right to withhold or cause to be withheld by any lawful means any federal, state, local or other taxes, assessments or amounts of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such withholding, such Common
Stock shall be valued based on the Fair Market Value of such stock as of the date the withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

          15.2. No Right to Employment. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

          15.3. Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

          15.4. Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

          15.5.     Listing, Registration and Other Legal Compliance.   No
shares of the Common Stock shall be issued under the Plan unless legal counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Stock and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such share certificates to make appropriate reference to such restrictions. In addition, if, at any time specified herein (or in any Award Agreement) for (a) the making of any determination or (b) the issuance or other distribution of Restricted Stock and/or Common Stock to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.

          15.6. Award Agreements. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form not inconsistent with the Plan or any determinations made by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein.

          15.7. Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to receive any payment which under the terms of the Plan and the relevant
Award Agreement may become payable on or after the Participant's death.
At any time, and from time to time, any such designation may be changed or canceled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

          15.8. Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

          15.9. Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflict of laws thereunder. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

          15.10. Effective Date. The Plan shall be effective as of October 25, 1999 (the "Effective Date"), subject to the approval by the Company's shareholders in accordance with Section 422 of the Code.


                        Addendum - Form of Proxy

                    UNIVIEW TECHNOLOGIES CORPORATION
             PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING
                            December 9, 1999

The undersigned, having received the Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the year ended June 30, 1999, hereby appoint(s) Neal J. Katz and Thomas W. (Bill) Park and each of them, proxies to represent the undersigned, with full power of substitution, at the Annual Meeting of Shareholders of uniView Technologies Corporation, to be held on Thursday, December 9, 1999 at 4:30 P.M., Dallas time, at 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248 and at any and all postponements or adjournments thereof:

              (continued and to be signed on reverse side)
                       --------------------------
                     Please date, sign and mail your
                  proxy card back as soon as possible!

                     Annual Meeting of Shareholders
                    UNIVIEW TECHNOLOGIES CORPORATION

                            December 9, 1999

             Please Detach and Mail in the Envelope Provided
                               ----------
A [X] Please mark your votes as indicated in this example.

     The directors recommend a vote FOR the election of all nominees and a vote FOR all of the proposals.

               FOR all nominees                 WITHHOLD
               listed at right (except          AUTHORITY
               as marked to the                 to vote for all nominees
               contrary below)                  listed at right
1.   Election of
      Directors:     [   ]           [   ] Nominees: Patrick A. Custer
                                                     Edward  M. Warren
Instruction:    To  withhold  authority  to  vote    Bernard S. Appel
for   any   individual nominee, strike a line        Billy J. Robinson
through the name of nominee in the list at right.
Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not struck.

2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 30, 2000.

     FOR [   ]           AGAINST [   ]            ABSTAIN [   ]

3.   To approve the Company's 1999 Equity Incentive Plan.

     FOR [   ]           AGAINST [   ]            ABSTAIN [   ]

4.   To ratify stock options granted to employees and directors.

     FOR [   ]           AGAINST [   ]            ABSTAIN [   ]

5. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting.

     Unless otherwise specified in the squares provided, the proxies shall vote FOR the election of all of the nominees listed in Proposal #1 at left, and FOR Proposals #2 and #3.

       PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                       USING THE ENCLOSED ENVELOPE


_______________________   _______________________    Dated ___________, 1999
(Signature)(Title)        (Signature if Held Jointly)

NOTE:          Please sign exactly as name appears above.  When shares
are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in full partnership name by authorized person.